VANGUARD(R) MORGAN GROWTH FUND

ANNUAL REPORT -- DECEMBER 31, 2000

[Vanguard Ship Logo]

A member of
The Vanguard Group(R)

SOME LESSONS FROM 2000
Although the year 2000 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:
     ** Things change. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.
     **Diversification matters. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.
     **Perspective is paramount. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY
* Vanguard Morgan Growth Fund returned -12.5% during 2000, falling short of the returns of its average peer and the broad stock market.

* Technology shares took a beating during 2000, dragging down the overall stock market. The hardest hit were many of the same stocks that soared in 1999.

* The tech freefall hurt Morgan Growth Fund's performance, as did declines among retailing and telecommunications stocks.

CONTENTS
 1 Letter from the Chairman
 6 Report from the Advisers
 8 Fund Profile
 9 Glossary of Investment Terms
10 Performance Summary
11 Report on After-Tax Returns
12 Financial Statements
22 Report of Independent Accountants

LETTER
 from the Chairman

Fellow Shareholder,

VANGUARD MORGAN GROWTH FUND returned -12.5% in 2000, suffering from a stock market downdraft that hit growth-oriented and technology shares particularly hard. Coming off five remarkably fruitful years, the negative return in 2000 was the fund's first since 1994 and its worst return since a -32.3% decline in 1974.

2000 TOTAL RETURNS                                   Fiscal Year Ended
                                                           December 31
--------------------------------------------------------------------------------
Vanguard Morgan Growth Fund                                     -12.5%
Average Multi-Cap Growth Fund*                                  -11.1
Growth Fund Stock Index**                                        -8.9
Wilshire 5000 Index                                             -11.0
--------------------------------------------------------------------------------
*    Derived from data provided by Lipper Inc.
** Reflects the returns of the average common stock holdings of the 50 largest growth-oriented mutual funds.

     As you can see in the adjacent table, our total return (capital change plus reinvested dividends) fell below those of our comparative measures and the broad stock market, which is measured by the Wilshire 5000 Total Market Index.
     The fund's total return is based on a decrease in net asset value from $22.92 per share on December 31, 1999, to $17.08 per share on December 31, 2000, and is adjusted for a dividend of $0.15 per share paid from net investment income and distributions totaling $2.95 per share paid from net realized capital gains.
     If you own Vanguard Morgan Growth Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 11.

FINANCIAL MARKETS IN REVIEW
The year 2000 was in many ways the flip side of its predecessor. The pace of economic growth slowed instead of accelerating as the year progressed, the broad U.S. stock market fell instead of soaring, "dot-com" changed from a magic formula to near-poison among investors, value stocks outpaced their growth counterparts, and bonds--the downtrodden asset class of 1999-- provided the best returns.
     Interestingly, 2000 started off looking a lot like 1999. In February, the U.S. economy reached its record-breaking ninth year of growth uninterrupted by a recession, and gross domestic product grew at an annual pace of 4.8% in the first quarter. In March, broad stock market indexes were pushed to all-time highs, fueled by the skyrocketing prices of growth stocks, particularly in the technology sector.

MARKET BAROMETER                                    Average Annual Total Returns
                                                 Periods Ended December 31, 2000

                                                   One       Three          Five
                                                  Year       Years         Years
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -9.1%       12.3%         18.3%
Russell 2000 Index (Small-caps)                  -3.0         4.6          10.3
Wilshire 5000 Index (Entire market)             -11.0        10.7          16.7
MSCI EAFE Index (International)                 -14.0         9.6           7.4
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      11.6%        6.4%          6.5%
Lehman 10 Year Municipal Bond Index              10.8         5.3           5.9
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                         6.0         5.2           5.2
================================================================================
CPI
Consumer Price Index                              3.4%        2.6%          2.5%
--------------------------------------------------------------------------------

     Then came an abrupt reversal. The technology-dominated Nasdaq Com- posite Index fell -34% in the five weeks after its March high. And despite many interim rallies, the Nasdaq returned -38.7% for the 12 months, having fallen -51% from its peak in March to the year-end.
     The overall U.S. stock market, as measured by the Wilshire 5000 Total Market Index, recorded its first negative return since 1994 and its worst calendar-year performance since 1974.
     Several factors were at work in the markets. High energy prices raised the specter of inflation and cut into profits for some industries. A stronger U.S.
dollar threatened corporate profits from foreign operations. And the Federal Reserve Board's series of interest rate boosts--implemented from mid-1999 through May 2000 to counter inflationary pressures--began to have their intended effect in slowing the pace of economic growth. Indeed, by year-end, markets were expecting the Fed to begin reducing rates to keep the slowdown from turning into a recession. (The Fed acted on January 3, 2001, when it reduced short-term interest rates by 0.5%.)
     Investors worried that a slower economy, combined with the boom in capital investment in recent years, would result in significant overcapacity in many industries. Many believed that companies would find it hard--if not impossible--to sustain earnings growth in this environment. In fact, by late 2000, hundreds of companies were reporting earnings that failed to meet expectations. Technology and telecommunications stocks, whose prices had reflected the highest levels of optimism, were the hardest hit.

SOME STOCKS  SURGE
But the stock market also had its success stories. The big winners in 2000 were in health care, utilities (except for telecommunications firms), energy, and financial services. Indeed, after five years as outcasts, many value stocks--those with relatively low prices in relation to earnings, book value, dividends, and other financial measures--far outperformed their growth counterparts and posted solid positive returns. The value stocks within the Russell 3000 Index, a benchmark of large- to small-capitalization U.S. stocks, rebounded after a slow start, ending with an 8.0% 12-month return. The growth stocks within the Russell 3000, on the other hand, returned -22.4%. When results are sorted by market capitalization, mid-cap stocks did the best overall (the
Standard & Poor's MidCap 400 Index returned +17.5%), followed by small-cap stocks.
     Oddly, by certain measures, 2000 was a better year for stocks than 1999. Almost 47% of the stocks in the Russell 3000, for example, had positive returns, compared with about 45% the previous year. However, most market indexes are weighted according to market capitalization, so the declines of very large stocks had a much bigger influence on index returns than did the gains of smaller stocks. In 1999, the oversized gains for some of those same large stocks skewed results in the other direction.

BONDS SHINE
High-quality bonds benefited from their status as a haven from stock market volatility and from a belief that the slower economy would forestall inflation. Also helping bond prices was a shrinkage in the supply of securities issued by the U.S. Treasury and many state governments, as budget surpluses reduced the need for them to borrow. Bond-price increases, combined with interest income, resulted in double-digit returns for longer-duration Treasury, agency, and mortgage-backed bonds. Bond yields, of course, move in the opposite direction from prices. The yield of the 30-year Treasury bond fell 102 basis points (1.02 percentage points) during the year to 5.46% by December 31; the 10-year Treasury yield fell 133 basis points to 5.11%. Investment-grade corporate bonds did not perform as well as Treasury bonds, but still posted respectable results.

2000 PERFORMANCE OVERVIEW
The first eight months of 2000 was a volatile, though generally rewarding, period for Vanguard Morgan Growth Fund. The fund earned 8.8% through August, putting it comfortably ahead of the broad stock market. But as the slide in technology stocks picked up speed during the final four months of the year, our fund's fortunes shifted. The fund returned -19.6% from September through December and ended the year behind its average peer and its unmanaged benchmarks. Our 2000 performance ended a string of five consecutive years of returns above 22%, with an average annual return of 29.2%.
--------------------------------------------------------------------------------
THE OVERALL U.S. STOCK MARKET RECORDED ITS FIRST NEGATIVE RETURN SINCE 1994 AND ITS WORST CALENDAR- YEAR PERFORMANCE SINCE 1974.
--------------------------------------------------------------------------------
     Our shortfall to the Growth Fund Stock Index--the benchmark that tracks the stock holdings of the 50 largest growth mutual funds--was due to the stock selections we made in the index's three worst-performing

TOTAL ASSETS MANAGED                                           December 31, 2000
                                                          $ Million   Percentage
--------------------------------------------------------------------------------
Wellington Management Company, llp                           $1,826          40%
Franklin Portfolio Associates, LLC                            1,717          37
Vanguard Quantitative Equity Group                              862          18
Cash Investments*                                               256           5
--------------------------------------------------------------------------------
Total                                                        $4,661         100%
--------------------------------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index futures to simulate investment in stocks; each adviser also may maintain a modest cash position.

sectors: utilities, technology, and the consumer discretionary group. Our technology holdings, which accounted for an average of about $3 out of every $10 of fund assets, returned -33.0%, a bit behind the -28.7% return of the index's tech stocks. Our utility holdings were concentrated in telecommunications stocks, which slumped badly, rather than in traditional electric and natural gas utilities, which registered big gains.
     Some of our largest holdings were particularly poor performers. The fund's four top holdings at mid-year were Cisco Systems, Microsoft, AT&T- Liberty Media, and WorldCom--each of which declined sharply during the second half of 2000.
     Our health care and financial services stocks performed well during 2000, both on an absolute basis and relative to the Growth Fund Stock Index, but these gains were not enough to offset shortfalls elsewhere.
     As you know, three investment advisers choose stocks for the Morgan Growth Fund. The table above shows the proportion of fund assets managed by each adviser as of December 31, 2000.

LONG-TERM PERFORMANCE OVERVIEW
The table below presents the average annual returns for our fund, its average peer, and two unmanaged index benchmarks for the past ten years. It also presents the results of hypothetical $10,000 investments made a decade ago. Our shortfalls to both our average peer and our index benchmark over the decade are significant and were attributable, in large part, to our shying away from some of the highest-priced, most growth-oriented issues. For most of the past decade, more growth stocks meant better returns.

TOTAL RETURNS                                                    Ten Years Ended
                                                               December 31, 2000

                                           Average                Final Value of
                                            Annual                     a $10,000
                                            Return            Initial Investment
--------------------------------------------------------------------------------
Vanguard Morgan Growth Fund                  16.7%                       $47,040
Average Multi-Cap Growth Fund                19.4                         58,820
Growth Fund Stock Index                      18.6                         55,050
Wilshire 5000 Index                          17.0                         47,943
--------------------------------------------------------------------------------

     Our goal, of course, is to provide long-term returns that outpace those of our average competitors. We are confident that our investment advisers can achieve that goal. In part, our confidence stems from the cost advantage that Morgan Growth Fund possesses. Our fund's annualized expense ratio is 0.40%, or $4.00 per $1,000 of assets, versus the 1.53% ($15.30 per $1,000) charged by the average multi-cap growth fund, according to Lipper Inc. Expenses directly reduce fund returns, so lower costs are an important benefit.
     We note that our returns--and those of the overall stock market-- were simply remarkable for the latter half of the 1990s. But long-term investors understand that to reap the market's rewards, they also must endure its risks. Our full 32-year history encompasses both terrific and disappointing performances--exactly what you should expect from a fund that invests in growth stocks.
     Though we believe that we will achieve superior results relative to peer funds over the long run, we make no predictions about the level of absolute returns. It is reasonable to assume, however, that stock returns during the next decade will not be as high as those achieved during the past decade, when the broad market earned more than 11/2 times its long-term average return.
     We thank you for sticking with Morgan Growth Fund during the extremely volatile and difficult past year. Staying the course isn't always easy, especially when some segments of the market are falling as rapidly as they were during a good part of 2000. However, we firmly believe that you will be rewarded for remaining true to a sensible, low-cost, diversified investment program.

IN SUMMARY
During 2000, many investors were reminded that diversification matters. Sadly, for many aggressive investors, it was a painful reminder. We offer the same counsel after a difficult year that we have provided after bountiful years, when investing seems easy: Build a diversified portfolio of stock funds, bond funds, and short-term investments, and then stick with it.

Sincerely,

January 19, 2001

[PHOTO-JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and
Chief Executive Officer

REPORT
 from the Advisers

A steep drop in technology, media, and telecommunications stocks led to a -12.5% total return for vanguard morgan growth fund during 2000. This return was somewhat worse than the declines of about -11% recorded by the average multi-cap growth fund and the broad stock market.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
THE FUND REFLECTS A BELIEF THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY HOLDING A WELL-DIVERSIFIED PORTFOLIO OF GROWTH STOCKS SELECTED BY SEVERAL ADVISERS USING DISTINCT INVESTMENT STRATEGIES. OVER TIME, SUCH A FUND SHOULD PROVIDE GROSS RETURNS THAT PARALLEL THOSE OF OTHER LARGE, GROWTH-ORIENTED MUTUAL FUNDS AND NET RETURNS THAT EXCEED THE GROUP AVERAGE.
--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
The decline in the tech, media, and telecom sectors began in the spring, reversed course for a while during the summer, then resumed with a vengeance late in the year. Consumer and business sentiment swooned and economic output weakened substantially as the year-end approached. Formerly optimistic assumptions about revenue and profit growth and capital spending all became suspect, and the market was reminded that even large numbers of technology companies are sensitive to the ups and downs of the economic cycle.
     But the Federal Reserve Board responded quickly by cutting short-term interest rates by a surprising one-half percentage point in early January 2001. And odds for some sort of tax cut by the new Congress are increasing.

THE FUND'S SUCCESSES
The main positive for Morgan Growth Fund during 2000 was our excellent stock selection within the health care and financial services sectors. On average, we were slightly overweighted in health care, where our holdings returned nearly 55%, well ahead of the returns for health care stocks in general. Significant contributors to our results from the group included Genzyme, Cardinal Health, Immunex, UnitedHealth Group, Pfizer, and Merck.
     Although we were slightly underweighted versus the indexes in the financial services sector, our holdings performed well, gaining 35%. American International Group, Citigroup, and Fannie Mae were standouts.

THE FUND'S SHORTFALLS
Nearly half of Morgan Growth Fund's assets were invested during the year in two of the worst-performing sectors--technology (29% of assets) and consumer discretionary (20%), a diverse group that includes media, retailing, publishing, and Internet content companies. Both market sectors fell by more than -25% during 2000, and our holdings did even worse. Our tech holdings fell -33%, and our consumer discretionary stocks lost nearly -31%.
     Laggards we owned within the tech sector included Cisco Systems, Microsoft, Intel, BroadVision, JDS Uniphase, BMC Software, and Lucent Technologies. Consumer discretionary holdings that hurt our results included AT&T-Liberty Media, our largest holding in the group for most of the year, America Online, Home Depot, and Yahoo.
     We also lagged the market averages in the producer durables sector, where we held a number of technology-related stocks, such as Applied Materials, that slumped during 2000. In the utility sector, our selections were heavily weighted toward telecommunications companies, a number of which performed poorly, including WorldCom, NTL, Sprint, and COLT Telecom.

THE FUND'S POSITION
The biggest shift in the fund's industry sector weightings during 2000 was a rise of about 5 percentage points in health care holdings. Much of this increase stemmed from the sector's strong gains, not from purchases. We lightened up on some stocks that were strong performers during 2000, including Immunex, while adding several health care equipment and services companies.
     Although the technology and consumer discretionary sectors suffered steep losses during the second half of 2000, we have continued to make commitments to these groups. Our largest addition during the year was to our position in EMC, the fast-growing maker of data storage systems. We also added to a number of retailing holdings. And we have held on to or increased stakes in a number of consumer discretionary stocks that performed poorly in 2000 because they have solid long-term prospects. Among these are AT&T- Liberty Media, America Online, and Clear Channel Communications.
     Our utilities stake has declined owing both to market movement and to sales of a number of telecommunications providers that are being hurt by ferocious price-cutting for wireless and long-distance service.
     Despite our disappointing results during 2000, we are confident that our current holdings will deliver superior returns over the long term.

Wellington Management Company, LLP
Franklin Portfolio Associates, LLC
Vanguard Quantitative Equity Group                              January 18, 2001

FUND PROFILE                                             As of December 31, 2000
 for Morgan Growth Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 9.

--------------------------------------------------------------------------------
EQUITY CHARACTERISTICS
                                                            Wilshire
                               Fund         Best Fit*           5000
--------------------------------------------------------------------------------
Number of Stocks                361             1,287          6,638
Median Market Cap            $23.3B            $30.8B         $40.0B
Price/Earnings Ratio          30.6x             38.5x          27.4x
Price/Book Ratio               4.2x              5.0%           4.2x
Yield                          0.6%              0.5%           1.2%
Return on Equity              19.1%             22.0%          22.5%
Earnings Growth Rate          17.4%             20.2%          15.8%
Foreign Holdings               2.4%              0.4%           0.0%
Turnover Rate                   94%                --             --
Expense Ratio                 0.40%                --             --
Cash Investments               1.0%                --             --
--------------------------------------------------------------------------------


----------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)

Cisco Systems, Inc.                 2.8%
 (computer networks)
Citigroup, Inc. 2.4
 (financial services)
AT&T Corp.-Liberty Media Class A    1.9
 (entertainment)
First Data Corp. 1.6
 (financial services)
American International Group, Inc.  1.5
 (insurance)
Pharmacia Corp.                     1.5
 (pharmaceuticals)
EMC Corp.                           1.4
 (computer technology)
America Online, Inc.                1.4
 (information services)
Home Depot, Inc.                    1.4
 (retail)
General Electric Co.                1.2
 (conglomerate)
----------------------------------------
Top Ten 17.1%
----------------------------------------

---------------------------------------------------------
VOLATILITY MEASURES

                                                 Wilshire
                      Fund    Best Fit*    Fund      5000
---------------------------------------------------------
R-Squared             0.96         1.00    0.96      1.00
Beta                  1.02         1.00    1.16      1.00
---------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
 (% of common stocks)
                                                              Wilshire
                                 Fund         Best Fit*           5000
--------------------------------------------------------------------------------
Auto & Transportation            1.3%              1.6%           1.8%
Consumer Discretionary           20.7              16.2           12.2
Consumer Staples                  3.1               3.6            6.1
Financial Services               13.5              13.5           19.1
Health Care                      16.8              12.0           14.1
Integrated Oils                   2.8               1.2            3.4
Other Energy                      2.0               3.7            2.9
Materials & Processing            0.5               1.0            2.8
Producer Durables                 4.1               3.6            3.4
Technology                       26.5              34.4           20.3
Utilities                         5.5               6.4            8.6
Other                             3.2               2.8            5.3
--------------------------------------------------------------------------------

*Growth Fund Stock Index.
---------------------
INVESTMENT FOCUS
[CHART]

MARKET CAP -- LARGE
STYLE      -- BLEND
---------------------

VISIT OUR WEBSITE
WWW.VANGUARD.COM
FOR REGULARLY UPDATED
FUND INFORMATION.

GLOSSARY
 of Investment Terms

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 for Morgan Growth Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 December 31, 1990-December 31, 2000
[CHART]

         MORGAN GROWTH FUND    GROWTH FUND STOCK INDEX
1991 -                 29.3                       38.7
1992 -                  9.5                        9.8
1993 -                  7.3                       13.8
1994 -                 -1.7                       -0.1
1995 -                 36.0                       34.7
1996 -                 23.3                       23.4
1997 -                 30.8                       30.6
1998 -                 22.3                       28.2
1999 -                 34.1                       25.4
2000 -                -12.5                       -8.9
--------------------------------------------------------------------------------
See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE                       December 31, 1990-December 31, 2000
[CHART]

INITIAL INVESTMENT OF $10,000

DATE   MORGAN GROWTH AVERAGE MULTI-  GROWTH FUND       S&P 500      WILSHIRE
                FUND CAP GROWTH FUND STOCK INDEX         INDEX    5000 INDEX
199012         10000         10000         10000         10000         10000
199103         11644         12117         12016         11453         11646
199106         11510         11933         11821         11426         11609
199109         12010         13165         12723         12037         12346
199112         12933         14691         13873         13047         13421
199203         12796         14315         13588         12717         13242
199206         12552         13608         13301         12959         13226
199209         13063         14084         13859         13368         13632
199212         14168         15877         15237         14041         14624
199303         14473         16099         15791         14654         15247
199306         14518         16555         15988         14725         15362
199309         14938         17703         16787         15106         15983
199312         15205         18071         17342         15456         16274
199403         14590         17449         16902         14870         15667
199406         14130         16571         16524         14932         15545
199409         15075         17723         17512         15662         16390
199412         14952         17630         17323         15660         16264
199503         16177         18905         18810         17185         17733
199506         18085         20943         20992         18825         19388
199509         19940         23157         22874         20321         21160
199512         20332         23564         23326         21544         22192
199603         21591         24748         24678         22701         23439
199606         22818         26252         25784         23720         24472
199609         23956         26975         26688         24453         25164
199612         25070         27883         28780         26491         26900
199703         24827         26510         28678         27201         27074
199706         28814         30727         33755         31950         31646
199709         32850         34804         37771         34343         34733
199712         32793         34026         37594         35329         35316
199803         37113         38466         42949         40258         40000
199806         38104         39285         43992         41587         40779
199809         31852         33526         38174         37450         35874
199812         40094         43417         48183         45426         43591
199903         41880         45621         50194         47689         45236
199906         45819         48937         54353         51051         48767
199909         43682         47567         51198         47863         45542
199912         53767         66142         60444         54985         53861
200003         57542         75334         64615         56245         55917
200006         55487         71361         64618         54751         53410
200009         54519         72982         63739         54221         53498
200012         47040         58820         55050         49979         47943


                                  Average Annual Total Returns
                                Periods Ended December 31, 2000      Final Value
                                -------------------------------     of a $10,000
                                1 Year     5 Years     10 Years       Investment
--------------------------------------------------------------------------------
Morgan Growth Fund             -12.51%      18.27%       16.75%          $47,040
Average Multi-Cap Growth Fund* -11.07       20.08        19.39            58,820
Growth Fund Stock Index**       -8.92       18.74        18.60            55,050
S&P 500 Index                   -9.10       18.33        17.46            49,979
Wilshire 5000 Index            -10.99       16.66        16.97            47,943
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Reflects the returns of the average common stock holdings of the 50 largest growth-oriented mutual funds.
--------------------------------------------------------------------------------

A REPORT
 on Your Fund's After-Tax Returns

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.
     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.
     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.

PRE-TAX AND AFTER-TAX                            Periods Ended December 31, 2000
AVERAGE ANNUAL TOTAL RETURNS

                            One Year          Five Years          Ten Years
                      ----------------------------------------------------------
                       Pre-Tax After-Tax   Pre-Tax After-Tax   Pre-Tax After-Tax
--------------------------------------------------------------------------------
Morgan Growth Fund     -12.5%     -16.1%     18.3%     14.4%     16.7%     13.5%
Average Large
  Growth Fund*         -14.1      -16.2      18.1      15.2      17.1      14.5
--------------------------------------------------------------------------------
*Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.
     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.
     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

--------------------------------------------------------------------------------
A  NOTE  ABOUT  OUR   CALCULATIONS:   Pre-tax  total  returns  assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2001 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.

FINANCIAL STATEMENTS
 December 31, 2000

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
Morgan Growth Fund                                       Shares            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.3%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (1.2%)
* Ryanair Holdings PLC ADR                              324,500        $  18,070
* FedEx Corp.                                           400,900           16,020
  Delta Air Lines, Inc.                                 104,800            5,260
  PACCAR, Inc.                                           96,000            4,728
  Burlington Northern
   Santa Fe Corp.                                        91,600            2,593
  Werner Enterprises, Inc.                              142,700            2,426
  United Parcel Service, Inc.                            36,000            2,117
* Navistar International Corp.                           75,600            1,979
  Delphi Automotive
   Systems Corp.                                        102,200            1,150
  Ford Motor Co.                                         47,680            1,118
  Union Pacific Corp.                                    19,300              979
  General Motors Corp.                                   18,749              955
* Northwest Airlines Corp.
   Class A                                               11,700              352
                                                                     -----------
                                                                          57,747
                                                                     -----------
CONSUMER DISCRETIONARY (19.3%)
* AT&T Corp.-Liberty Media
   Class A                                            6,426,600           87,161
* America Online, Inc.                                1,923,200           66,927
  Home Depot, Inc.                                    1,427,650           65,226
  Target Corp.                                        1,487,600           47,975
* Clear Channel
   Communications, Inc.                                 966,574           46,818
  The Walt Disney Co.                                 1,345,900           38,947
  Kimberly-Clark Corp.                                  413,400           29,223
  Time Warner, Inc.                                     556,400           29,066
* Viacom Inc. Class B                                   507,288           23,716
* Bed Bath & Beyond, Inc.                             1,050,000           23,494
* Infinity Broadcasting Corp.                           793,750           22,175
  Knight Ridder                                         378,000           21,499
  Waste Management, Inc.                                755,800           20,973
* Exodus Communications, Inc.                         1,038,700           20,774
* USA Networks, Inc.                                  1,025,000           19,923
  Wal-Mart Stores, Inc.                                 356,000           18,913
* Staples, Inc.                                       1,600,000           18,900
  Sears, Roebuck & Co.                                  525,200           18,251
  News Corp. Ltd. Pfd. ADR                              620,000           18,019
  Darden Restaurants Inc.                               671,100           15,351
* Univision Communications Inc.                         318,216           13,027
* Kohl's Corp.                                          201,100           12,267
  E.W. Scripps Co. Class A                              195,000           12,260
* Dollar Tree Stores, Inc.                              475,000           11,638
* Pegasus Communications
   Corp. Class A                                        418,500           10,776
* EchoStar Communications Corp.                         450,000           10,238
  Circuit City Stores, Inc.                             771,300            8,870
  Interpublic Group of Cos., Inc.                       200,000            8,513
--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
Morgan Growth Fund                                       Shares            (000)
--------------------------------------------------------------------------------
* Robert Half International, Inc.                       319,000        $   8,454
* Jones Apparel Group, Inc.                             256,200            8,246
  Viad Corp.                                            343,900            7,910
* TMP Worldwide, Inc.                                   142,900            7,859
* Michaels Stores, Inc.                                 269,800            7,150
* Abercrombie & Fitch Co.                               344,000            6,880
  R.R. Donnelley & Sons Co.                             220,500            5,954
* Zale Corp.                                            203,900            5,926
* Convergys Corp.                                       127,400            5,773
* Federated Department
   Stores, Inc.                                         158,300            5,541
  Newell Rubbermaid, Inc.                               215,100            4,894
  May Department Stores Co.                             148,100            4,850
  Dollar General Corp.                                  250,000            4,719
  Galileo International, Inc.                           230,000            4,600
  New York Times Co. Class A                            111,300            4,459
*CNET Networks, Inc.                                    278,200            4,447
 Tiffany & Co.                                          140,400            4,440
*Tech Data Corp.                                        162,972            4,408
 McDonald's Corp.                                       124,800            4,243
*Jack in the Box Inc.                                   136,400            4,015
*Office Depot, Inc.                                     528,000            3,762
*Yahoo!, Inc.                                           116,400            3,499
 Whirlpool Corp.                                         72,000            3,434
 Eastman Kodak Co.                                       84,300            3,319
 Hasbro, Inc.                                           287,800            3,058
 The McGraw-Hill Cos., Inc.                              51,700            3,031
*Iron Mountain, Inc.                                     81,400            3,022
 RadioShack Corp.                                        68,100            2,916
*Valassis Communications, Inc.                           87,600            2,765
 Wendy's International, Inc.                            104,000            2,730
 Ethan Allen Interiors, Inc.                             70,550            2,363
*Cendant Corp.                                          236,600            2,277
 Hertz Corp. Class A                                     55,600            1,897
*AutoZone Inc.                                           59,500            1,696
 Talbots Inc.                                            36,000            1,643
 Liz Claiborne, Inc.                                     34,400            1,432
*The Neiman Marcus
  Group, Inc. Class A                                    33,900            1,206
 Polaroid Corp.                                         166,400              967
*Toys R Us, Inc.                                         40,200              671
*InfoSpace, Inc.                                         46,400              410
                                                                     -----------
                                                                         901,786
                                                                     -----------
CONSUMER STAPLES (2.9%)
  PepsiCo, Inc.                                       1,095,600           54,301
  Philip Morris Cos., Inc.                              638,100           28,076
  Sara Lee Corp.                                        785,000           19,282
  The Pepsi Bottling Group, Inc.                        323,600           12,924
  ConAgra Foods, Inc.                                   196,700            5,114
* The Kroger Co.                                        180,600            4,887
  Ralston-Ralston Purina Group                          165,300            4,318
  Albertson's, Inc.                                     151,500            4,015
  Anheuser-Busch Cos., Inc.                              77,700            3,535
                                                                     -----------
                                                                         136,452
                                                                     -----------
FINANCIAL SERVICES (12.6%)
  Citigroup, Inc.                                     2,205,680          112,628
  First Data Corp.                                    1,446,000           76,186
  American International
   Group, Inc.                                          712,535           70,229
  Ace, Ltd.                                             715,000           30,343
  Merrill Lynch & Co., Inc.                             360,200           24,561
  Morgan Stanley
   Dean Witter & Co.                                    282,800           22,412
  J.P. Morgan & Co., Inc.                               119,100           19,711
  Fannie Mae                                            224,500           19,475
  Golden West Financial Corp.                           263,500           17,786
  Freddie Mac                                           256,200           17,646
  Marsh & McLennan Cos., Inc.                           133,950           15,672
* BISYS Group, Inc.                                     286,600           14,939
  The PMI Group Inc.                                    218,650           14,800
  MBIA, Inc.                                            188,200           13,950
  MBNA Corp.                                            252,000            9,308
  The Chase Manhattan Corp.                             187,404            8,514
  FleetBoston Financial Corp.                           190,500            7,156
* HomeStore.com, Inc.                                   355,000            7,144
  Cullen/Frost Bankers, Inc.                            161,000            6,732
* SunGard Data Systems, Inc.                            129,800            6,117
  Starwood Hotels & Resorts
   Worldwide, Inc.                                      168,200            5,929
  The Goldman Sachs Group, Inc.                          54,700            5,849
  AMBAC Financial Group Inc.                            100,000            5,831
  CIGNA Corp.                                            43,400            5,742
  Deluxe Corp.                                          188,600            4,766
  Countrywide Credit
   Industries, Inc.                                      89,169            4,481
  Bank of America Corp.                                  90,960            4,173
  Lehman Brothers Holdings, Inc.                         60,600            4,098
  UnionBanCal Corp.                                     170,103            4,093
* E* TRADE Group Inc.                                   513,000            3,783
* DST Systems, Inc.                                      44,000            2,948
  The Hartford Financial
   Services Group Inc.                                   40,300            2,846
  Archstone Communities
   Trust REIT                                           107,200            2,760
  Green Point Financial Corp.                            63,700            2,608
  MGIC Investment Corp.                                  32,400            2,185
  Equifax, Inc.                                          75,600            2,169
  Household International, Inc.                          36,000            1,980
  A.G. Edwards & Sons, Inc.                              41,600            1,973
  Old Republic International Corp.                       60,300            1,930
  Providian Financial Corp.                              24,590            1,414
  American Express Co.                                   14,100              775
* Portal Software, Inc.                                  35,200              276
                                                                     -----------
                                                                         587,918
                                                                     -----------
HEALTH CARE (15.7%)
 Pharmacia Corp.                                      1,133,000           69,113
*Immunex Corp.                                        1,370,700           55,685

--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
Morgan Growth Fund                                       Shares            (000)
--------------------------------------------------------------------------------
 Pfizer, Inc.                                         1,107,950       $   50,966
 Baxter International, Inc.                             505,000           44,597
 AstraZeneca Group PLC ADR                              785,000           40,428
 Tenet Healthcare Corp.                                 786,400           34,946
 Abbott Laboratories                                    664,100           32,167
 American Home Products Corp.                           490,000           31,140
 Merck & Co., Inc.                                      324,200           30,353
*Genzyme Corp.-Genl. Division                           317,700           28,573
 Johnson & Johnson                                      267,700           28,125
 UnitedHealth Group Inc.                                437,900           26,876
 Cardinal Health, Inc.                                  213,650           21,285
*Gilead Sciences, Inc.                                  224,300           18,603
*Forest Laboratories, Inc.                              128,400           17,061
*Quest Diagnostics, Inc.                                108,800           15,450
 Beckman Coulter, Inc.                                  355,000           14,888
 IMS Health, Inc.                                       512,900           13,848
*HEALTHSOUTH Corp.                                      757,500           12,357
*IVAX Corp.                                             272,700           10,444
 Gambro AB                                            1,404,400           10,196
*Abgenix, Inc.                                          172,499           10,188
 Eli Lilly & Co.                                         97,000            9,027
*Celgene Corp.                                          260,200            8,457
 Bristol-Myers Squibb Co.                               109,600            8,104
*Chiron Corp.                                           170,800            7,601
 Becton, Dickinson & Co.                                215,000            7,444
*St. Jude Medical, Inc.                                 120,000            7,373
 HCA-The Healthcare Co.                                 136,600            6,012
*Andrx Corp.-Andrx Group                                103,100            5,967
*Watson Pharmaceuticals, Inc.                           110,100            5,636
*Sequenom, Inc.                                         335,000            4,690
*Gene Logic Inc.                                        235,000            4,318
*Incyte Genomics, Inc.                                  172,900            4,301
*Cor Therapeutics, Inc.                                 120,000            4,223
*Human Genome Sciences, Inc.                             60,000            4,159
*Cytyc Corp.                                             65,000            4,067
*Applera Corp.-Celera
  Genomics Group                                        104,300            3,748
*Wellpoint Health
  Networks Inc. Class A                                  31,500            3,629
*Aclara Biosciences, Inc.                               319,700            3,477
 Allergan, Inc.                                          24,700            2,391
 Alpharma, Inc. Class A                                  46,900            2,058
*Boston Scientific Corp.                                145,600            1,993
*Exelixis, Inc.                                         115,000            1,682
*Varian Medical Systems, Inc.                            16,200            1,101
 Schering-Plough Corp.                                   19,000            1,078
 Medtronic, Inc.                                         10,300              622
                                                                     -----------
                                                                         730,447
                                                                     -----------
INTEGRATED OILS (2.6%)
Unocal Corp.                                            850,000           32,884
Exxon Mobil Corp.                                       300,800           26,151
USX-Marathon Group                                      619,000           17,177
Occidental Petroleum Corp.                              649,100           15,741
Kerr-McGee Corp.                                        170,900           11,440
Chevron Corp.                                            77,600            6,552
Texaco Inc.                                              89,500            5,560
Phillips Petroleum Co.                                   81,900            4,658
                                                                     -----------
                                                                         120,163
                                                                     -----------
OTHER ENERGY (1.9%)
* Calpine Corp.                                         411,500           18,543
  Halliburton Co.                                       450,000           16,313
  Transocean Sedco Forex Inc.                           285,000           13,110
  Apache Corp.                                          176,100           12,338
* BJ Services Co.                                       176,900           12,184
* Noble Drilling Corp.                                  175,000            7,602
* Rowan Cos., Inc.                                      218,000            5,886
  Anadarko Petroleum Corp.                               23,000            1,635
  Valero Energy Corp.                                    31,600            1,175
  Enron Corp.                                             3,600              298
                                                                     -----------
                                                                          89,084
                                                                     -----------
MATERIALS & PROCESSING (0.5%)
  Air Products & Chemicals, Inc.                        286,700           11,755
* Dycom Industries, Inc.                                190,000            6,828
  Westvaco Corp.                                         49,000            1,430
  Engelhard Corp.                                        46,800              954
  Bowater Inc.                                           13,600              767
(3)Owens Corning                                        189,200              154
                                                                     -----------
                                                                          21,888
                                                                     -----------
PRODUCER DURABLES (3.9%)
  United Technologies Corp.                             420,000           33,023
  The Boeing Co.                                        323,100           21,325
* Applied Materials, Inc.                               514,800           19,659
* American Tower Corp. Class A                          335,000           12,688
* Novellus Systems, Inc.                                299,100           10,749
  Dover Corp.                                           210,800            8,551
* Teradyne, Inc.                                        207,700            7,737
  Embraer-Empresa Brasileira
   de Aeronautica S.A. ADR                              185,000            7,354
* Agilent Technologies, Inc.                            123,220            6,746
  Tektronix, Inc.                                       195,400            6,583
  Cooper Industries, Inc.                               142,200            6,532
* EMCORE Corp.                                          111,600            5,245
* LTX Corp.                                             375,300            4,861
* Crown Castle International Corp.                      170,000            4,601
  Pitney Bowes, Inc.                                    138,500            4,588
* KLA-Tencor Corp.                                      122,900            4,140
  Caterpillar, Inc.                                      82,500            3,903
  The BFGoodrich Co.                                     91,200            3,317
  Molex, Inc.                                            85,200            3,025
* LAM Research Corp.                                    129,300            1,874
* Terayon Communications
   Systems, Inc.                                        405,500            1,647
  York International Corp.                               43,500            1,335
* Varian Semiconductor
   Equipment Associates, Inc.                            30,400              722
* Credence Systems Corp.                                 11,300              260
                                                                     -----------
                                                                         180,465
                                                                     -----------
--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
Morgan Growth Fund                                       Shares            (000)
--------------------------------------------------------------------------------
TECHNOLOGY (24.7%)
* Cisco Systems, Inc.                                 3,467,400          132,628
* EMC Corp.                                           1,008,600           67,072
* VeriSign, Inc.                                        746,630           55,391
* Microsoft Corp.                                     1,164,800           50,523
  Texas Instruments, Inc.                               926,400           43,888
* Oracle Corp.                                        1,477,900           42,951
  Intel Corp.                                         1,324,100           39,806
* Palm, Inc.                                            967,789           27,401
* Sun Microsystems, Inc.                                971,000           27,067
  Corning, Inc.                                         509,600           26,913
* Rational Software Corp.                               662,800           25,808
* Veritas Software Corp.                                285,056           24,942
* Analog Devices, Inc.                                  484,300           24,790
* Solectron Corp.                                       572,400           19,404
* Brocade Communications
   Systems, Inc.                                        198,800           18,252
  International Business
   Machines Corp.                                       211,800           18,003
* JDS Uniphase Corp.                                    422,300           17,605
  Motorola, Inc.                                        803,751           16,276
* CIENA Corp.                                           198,600           16,136
  Flextronics International Ltd.                        545,000           15,533
* Sanmina Corp.                                         180,900           13,861
* General Motors Corp. Class H                          555,000           12,765
* BEA Systems, Inc.                                     187,300           12,608
* Intuit, Inc.                                          314,200           12,391
* Micron Technology, Inc.                               342,900           12,173
* Juniper Networks, Inc.                                 89,000           11,220
* PMC Sierra Inc.                                       138,400           10,882
* Applied Micro Circuits Corp.                          136,800           10,266
* Siebel Systems, Inc.                                  148,100           10,015
* Micromuse Inc.                                        162,600            9,814
* Network Appliance, Inc.                               152,500            9,789
  Compaq Computer Corp.                                 645,700            9,718
* National Semiconductor Corp.                          481,200            9,684
* Broadcom Corp.                                        114,200            9,593
* RSA Security Inc.                                     172,300            9,110
* Advanced Micro Devices, Inc.                          653,700            9,029
* International Rectifier Corp.                         300,100            9,003
* E.Piphany Inc.                                        165,000            8,900
* TIBCO Software Inc.                                   172,997            8,293
  Scientific-Atlanta, Inc.                              252,200            8,212
  Hewlett-Packard Co.                                   254,400            8,030
* Agile Software Corp.                                  160,000            7,900
* NCR Corp.                                             156,700            7,698
* Vignette Corp.                                        425,000            7,650
* SDL, Inc.                                              50,900            7,543
* TranSwitch Corp.                                      189,200            7,402
* Symantec Corp.                                        219,750            7,334
  Electronic Data Systems Corp.                         125,600            7,253
* Vishay Intertechnology, Inc.                          478,350            7,235
* SCI Systems, Inc.                                     270,000            7,120
* Internet Security Systems, Inc.                        89,100            6,989
* Dell Computer Corp.                                   385,300            6,719
  Adobe Systems, Inc.                                   112,400            6,539
*(3)Handspring, Inc.                                    166,800            6,495
* KEMET Corp.                                           416,400            6,298
* Arrow Electronics, Inc.                               215,500            6,169
* Interwoven, Inc.                                       93,100            6,139
* Lattice Semiconductor Corp.                           333,100            6,121
* BroadVision, Inc.                                     479,600            5,665
* Xilinx, Inc.                                          122,100            5,632
* Ceridian Corp.                                        269,300            5,369
* Openwave Systems Inc.                                 104,038            4,987
* HNC Software, Inc.                                    160,400            4,762
* Integrated Device
  Technology Inc.                                       130,500            4,323
* Advanced Fibre
  Communications, Inc.                                  238,004            4,299
* Sawtek Inc.                                            92,200            4,258
* Computer Sciences Corp.                                68,400            4,113
* Atmel Corp.                                           347,000            4,034
* Cypress Semiconductor Corp.                           197,800            3,894
* Integrated Silicon Solution, Inc.                     247,600            3,559
* Spectrasite Holdings, Inc.                            265,600            3,519
  Computer Associates
   International, Inc.                                  161,800            3,155
  AVX Corp.                                             191,500            3,136
* DMC Stratex Networks, Inc.                            207,500            3,113
*(3)Aether Systems, Inc.                                 79,500            3,110
* Cirrus Logic                                          147,900            2,773
* Virata Corp.                                          240,000            2,610
* Cabletron Systems, Inc.                               170,400            2,567
* Maxim Integrated Products, Inc.                        50,000            2,391
* Apple Computer, Inc.                                  143,700            2,138
  Harris Corp.                                           68,200            2,089
* Keynote Systems Inc.                                  145,500            2,064
* Natural Microsystems Corp.                            204,000            2,015
* Extreme Networks, Inc.                                 49,500            1,937
* Synopsys, Inc.                                         40,100            1,901
* Maxtor Corp.                                          338,200            1,892
* SanDisk Corp.                                          64,000            1,776
* Oak Technology, Inc.                                  204,300            1,774
* Amkor Technology, Inc.                                109,100            1,693
  Rockwell International Corp.                           34,200            1,629
* Network Associates, Inc.                              364,200            1,525
* Adaptec, Inc.                                          96,800              992
* Emulex Corp.                                           11,200              895
* Infonet Services Corp.                                 76,900              385
* Unisys Corp.                                           24,000              351
* Viant Corp.                                            32,400              129
* Ingram Micro, Inc.                                     10,900              123
* Fairchild Semiconductor Corp.                           5,900               85
* Electronics for Imaging, Inc.                           6,000               84
                                                                     -----------
                                                                       1,151,095
                                                                     -----------
--------------------------------------------------------------------------------
                                                                          Market
                                                                          Value*
Morgan Growth Fund                                       Shares            (000)
--------------------------------------------------------------------------------
UTILITIES (5.1%)
* NTL Inc.                                              924,875       $   22,139
* Cox Communications, Inc.
   Class A                                              426,700           19,869
* WorldCom, Inc.                                      1,348,150           18,958
* NEXTEL Communications, Inc.                           729,300           18,050
* McLeodUSA, Inc. Class A                             1,053,000           14,874
* Qwest Communications
   International Inc.                                   360,000           14,760
* Global Crossing Ltd.                                  848,700           12,147
* COLT Telecom Group PLC                                524,300           11,278
* Sprint PCS                                            530,500           10,842
* Allegiance Telecom, Inc.                              475,000           10,576
  Telephone & Data Systems, Inc.                        117,400           10,566
* China Unicom Ltd ADR                                  697,600           10,290
* BroadWing Inc.                                        400,000            9,125
  AT&T Corp.                                            506,191            8,763
  TXU Corp.                                             185,700            8,229
* Comcast Corp.-Special Class A                         174,024            7,265
  FPL Group, Inc.                                        73,200            5,252
  BellSouth Corp.                                       121,600            4,978
  Verizon Communications                                 89,900            4,506
  Reliant Energy, Inc.                                   88,800            3,846
* UnitedGlobalCom Inc. Class A                          273,000            3,720
  Entergy Corp.                                          66,000            2,793
* Powertel Inc.                                          37,000            2,292
* SBA Communications Corp.                               54,000            2,217
  CenturyTel, Inc.                                       25,250              903
* Rural Cellular Corp. Class A                           27,200              806
                                                                     -----------
                                                                         239,044
                                                                     -----------
OTHER (2.9%)
 General Electric Co.                                 1,202,400           57,640
 Tyco International Ltd.                                490,000           27,195
 Illinois Tool Works, Inc.                              445,900           26,559
 Textron, Inc.                                          187,400            8,714
 Johnson Controls, Inc.                                 122,081            6,348
 Minnesota Mining &
  Manufacturing Co.                                      52,200            6,290
 GenCorp, Inc.                                          100,000              963
                                                                     -----------
                                                                         133,709
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $4,092,405)                                  4,349,798
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                           Face           Market
                                                         Amount           Value*
Morgan Growth Fund                                        (000)            (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (13.4%)(1)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 6.43%, 1/11/2001                                     17,300           17,273
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
Obligations in a Pooled Cash Account
6.10%, 1/2/2001--Note G                                  11,155           11,155
6.14%, 1/2/2001                                         597,384          597,384
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $625,808)                                                          625,812
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.7%)
(Cost $4,718,213)                                                      4,975,610
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-6.7%)
--------------------------------------------------------------------------------
Other Assets-- Note C                                                     88,825
Payables for Capital Shares Redeemed                                   (354,457)
Other Liabilities--Note G                                               (48,979)
                                                                     -----------
                                                                       (314,611)
                                                                     -----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 272,930,508 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                            $4,660,999
================================================================================
NET ASSET VALUE PER SHARE                                                 $17.08
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.0% and 7.7%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2) Securities with an aggregate value of $17,273,000 have been segregated as initial margin for open futures contracts.
(3) All or part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements. ADR--American Depositary Receipt.

--------------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                                          Amount             Per
                                                           (000)           Share
--------------------------------------------------------------------------------
Paid-in Capital--Note E                              $ 4,399,700          $16.12
Overdistributed Net
 Investment Income--Note E                                (3,845)          (.01)
Accumulated Net
 Realized Gains--Note E                                   15,185             .06
Unrealized Appreciation
 (Depreciation)--Note F
 Investment Securities                                   257,397             .94
 Futures Contracts                                        (7,438)          (.03)
--------------------------------------------------------------------------------
NET ASSETS                                            $4,660,999          $17.08
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------
                                                             MORGAN GROWTH FUND
                                                   Year Ended December 31, 2000
                                                                          (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Dividends                                                             $ 34,217
 Interest                                                                26,162
 Security Lending                                                           985
--------------------------------------------------------------------------------
  Total Income                                                           61,364
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee 5,169
  Performance Adjustment (396)
 The Vanguard Group--Note C
  Management and Administrative                                          16,416
  Marketing and Distribution                                                578
 Custodian Fees                                                             103
 Auditing Fees                                                               11
 Shareholders' Reports                                                      150
 Trustees' Fees and Expenses                                                  8
--------------------------------------------------------------------------------
  Total Expenses                                                         22,039
  Expenses Paid Indirectly--Note D                                         (914)
--------------------------------------------------------------------------------
  Net Expenses                                                           21,125
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    40,239
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                             656,127
 Futures Contracts                                                       (8,862)
--------------------------------------------------------------------------------
REALIZED NET GAIN                                                       647,265
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                               (1,386,533)
 Futures Contracts                                                      (16,805)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     (1,403,338)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ (715,834)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                        MORGAN GROWTH FUND
                                                      Year Ended December 31,
                                                  ------------------------------
                                                           2000        1999
                                                          (000)       (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net Investment Income                                 $ 40,239    $ 28,782
 Realized Net Gain                                      647,265     666,279
 Change in Unrealized Appreciation (Depreciation)    (1,403,338)    570,381
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                     (715,834)  1,265,442
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                                  (38,655)    (29,733)
 Realized Capital Gain                                 (746,126)   (600,879)
--------------------------------------------------------------------------------
  Total Distributions                                  (784,781)   (630,612)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
 Issued                                               1,462,014     863,925
 Issued in Lieu of Cash Distributions                   756,571     605,622
 Redeemed                                            (1,123,304)   (593,217)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions        1,095,281     876,330
--------------------------------------------------------------------------------
 Total Increase (Decrease)                             (405,334)  1,511,160
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year                                    5,066,333   3,555,173
--------------------------------------------------------------------------------
 End of Year                                         $4,660,999  $5,066,333
================================================================================
1Shares Issued (Redeemed)
  Issued                                                 65,713      40,331
  Issued in Lieu of Cash Distributions                   41,615      28,114
  Redeemed                                              (55,398)    (27,767)
--------------------------------------------------------------------------------
   Net Increase in Shares Outstanding                    51,930      40,678
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------
                                                                MORGAN GROWTH FUND
                                                              Year Ended December 31,
                                           ----------------------------------------------------------
For a Share Outstanding Throughout Each Year 2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $22.92       $19.72       $17.54       $15.63       $14.09
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                        .16          .14          .18         .160          .14
 Net Realized and Unrealized Gain (Loss)
  on Investments                            (2.90)        6.29         3.61        4.435         3.07
-----------------------------------------------------------------------------------------------------
  Total from Investment Operations          (2.74)        6.43         3.79        4.595         3.21
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income        (.15)        (.15)        (.18)       (.160)        (.14)
 Distributions from Realized Capital Gains  (2.95)       (3.08)       (1.43)      (2.525)       (1.53)
-----------------------------------------------------------------------------------------------------
  Total Distributions                       (3.10)       (3.23)       (1.61)      (2.685)       (1.67)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $17.08       $22.92       $19.72       $17.54       $15.63
=====================================================================================================
TOTAL RETURN                              -12.51%       34.10%       22.26%       30.81%       23.30%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (Millions)         $4,661       $5,066       $3,555       $2,795       $2,054
Ratio of Total Expenses to Average
  Net Assets                                0.40%        0.42%        0.44%        0.48%        0.51%
Ratio of Net Investment Income to
  Average Net Assets                        0.73%        0.71%        0.96%        0.93%        0.97%
Portfolio Turnover Rate                       94%          65%          81%          76%          73%
=====================================================================================================

NOTES TO FINANCIAL STATEMENTS
Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Futures Contracts: The fund uses S&P 500 and S&P Midcap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, and Franklin Portfolio Associates, LLC, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years, relative to an index of the equity holdings of the largest growth stock mutual funds.

     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $457,000 for the year ended December 31, 2000.
     For the year ended December 31, 2000, the aggregate investment advisory fee represented an effective annual basic rate of 0.09% of the fund's average net assets before a decrease of $396,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2000, the fund had contributed capital of $960,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.0% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in its non-interest-bearing custody account. For the year ended December 31, 2000, directed brokerage and custodian fee offset arrangements reduced expenses by $895,000 and $19,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the year ended December 31, 2000, the fund purchased $5,149,019,000 of investment securities and sold $4,760,220,000 of investment securities, other than temporary cash investments.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly the fund has reclassified $3,488,000 from undistributed net investment income, and $52,895,000 from accumulated net realized gains, to paid-in capital.

F. At December 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $257,397,000, consisting of unrealized gains of $909,725,000 on securities that had risen in value since their purchase and $652,328,000 in unrealized losses on securities that had fallen in value since their purchase.
     At December 31, 2000, the aggregate settlement value of open futures contracts expiring in March 2001 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                              (000)
                                                    ----------------------------
                                                    Aggregate
                                 Number of         Settlement         Unrealized
Futures Contracts           Long Contracts              Value       Depreciation
--------------------------------------------------------------------------------
S&P 500 Index                          547           $182,561           $(7,291)
S&P MidCap 400 Index                   315             82,317              (147)
--------------------------------------------------------------------------------

G. The market value of securities on loan to broker/dealers at December 31, 2000, was $9,274,000, for which the fund held cash collateral of $11,155,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT
 of Independent Accountants

To the Shareholders and Trustees of Vanguard Morgan Growth Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Morgan Growth Fund (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 29, 2001

--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD MORGAN GROWTH FUND
     This information for the fiscal year ended December 31, 2000, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $542,457,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 2000, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 13.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE VANGUARD(R)
 Family of Funds

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
 (California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
 (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
  Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                 John C. Bogle
               Founder; Chairman and Chief Executive, 1974-1996.

[VANGUARD SHIP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of "Victory," by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar Inc., unless otherwise noted.

Standard & Poor's (R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q260 022001